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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) -- August 6, 2002

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                              THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-14603                  13-3976138
      (State or other           (Commission File Number)       (IRS Employer
jurisdiction of Incorporation)                               Identification No.)

                  1740 Broadway                               10019
               New York, New York                           (Zip Code)
     (Address of principal executive offices)

                                 (212) 708-2000
              (Registrant's telephone number, including area code)


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                                      N/A
             (Former name or address, if changed since last report)

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Item 5. Other Events.

     On August 6, 2002, The MONY Group Inc. issued a News Release reporting its financial results for the second quarter of 2002. A copy of the News Release is filed herewith as Exhibit 99.1 and is incorporated in this Item 5 by reference thereto.



Item 7. Financial Statements and Exhibits.

     (a)   Not Applicable.

     (b)   Not Applicable.

     (c)   Exhibits.

           99.1  News Release of The MONY Group Inc., dated August 6, 2002.

           99.2 Presentation entitled "The MONY Group Inc. Statistical Supplement as of and for the Six Months Ended June 30, 2002 and 2001."


Item 9. Regulation FD Disclosure.

     The material attached hereto as Exhibit 99.2, which is incorporated in this
Item 9 by reference thereto, is furnished pursuant to Regulation FD.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE MONY GROUP INC.


                                       By: /s/ Richard Daddario
                                          ---------------------------
                                          Richard Daddario
                                          Executive Vice President and
                                            Chief Financial Officer

Date: August 6, 2002

                             Officer Certifications
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I, Michael J. Roth, Principal Executive Officer of The MONY Group Inc., hereby certify, solely to the extent necessary to comply with the requirements, if any, of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that this Current Report on Form 8-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in this Current Report on Form 8-K fairly presents, in all material respects, the financial condition and results of operations of The MONY Group Inc.


/s/ Michael I. Roth
----------------------------
Michael I. Roth
August 6, 2002

I, Richard Daddario, Principal Financial Officer of The MONY Group Inc., hereby certify, solely to the extent necessary to comply with the requirements, if any, of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that this Current Report on Form 8-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in this Current Report on Form 8-K fairly presents, in all material respects, the financial condition and results of operations of The MONY Group Inc.


/s/ Richard Daddario
----------------------------
Richard Daddario
August 6, 2002

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                                 Exhibit Index

99.1      News Release of The MONY Group Inc., dated August 6, 2002.

99.2 Presentation entitled "The MONY Group Inc. Statistical Supplement as of and for the Six Months Ended June 30, 2002 and 2001."